oFCF STKP

                          SUPPLEMENT DATED MAY 1, 1998
                              TO THE PROSPECTUS OF
                         FRANKLIN CUSTODIAN FUNDS, INC.
                             DATED FEBRUARY 1, 1998

The prospectus is amended as follows:

I. The section "Management Team - Income Series" found under "Who Manages the Fund?" is revised to add Frederick G. Fromm to the management team, effective January 1998, and to add the following:

 Frederick G. Fromm
 Portfolio Manager of Advisers

Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992.

II. The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.